SUPPLEMENT DATED JULY 23, 2004
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
INTEGRITY MANAGED PORTFOLIOS
Dated December 22, 2003

TO THE PROSPECTUS

I.  Under the heading “Hedging Strategies” on page 33, the first full paragraph is replaced with the following:

Each fund may engage in various investment strategies designed to hedge against interest rate changes using financial futures and related options whose prices, in the opinion of the fund’s investment adviser, correlate with the values of securities the fund owns or expects to purchase.  The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund may not purchase or sell futures contracts or related options if more than one-third of its respective net assets would be hedged immediately after the transaction.

II. Under the heading “Hedging Strategies” on page 33, the following disclosure has been added at the end of the third paragraph.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

TO THE SAI

III.  The second paragraph from the bottom on page 17 is replaced with the following:

The Funds may engage in transactions in futures contracts and options on futures contracts.  In instances involving the purchase of futures contracts by a Fund, an amount equal to the gross market value of the futures contract will be deposited in a segregated account of cash and cash equivalents and thereby ensure that the use of such futures is unleveraged.  The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund may not purchase or sell futures contracts or related positions if, immediately thereafter, more than one-third of its respective net assets would be hedged.

The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act, as amended (the “CEA”), by the Commodity Futures Trading Commission (the “CFTC”), under which each of these Funds is excluded from the definition of a “commodity pool operator.”  Under Rule 4.5, as amended effective August 8, 2003, a Fund may engage in futures transactions without limitation, if the Fund (1) makes the following disclosures in writing to each participant, whether existing or prospective; (2) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (3) files a notice of eligibility under Rule 4.5 with the National Futures Association (“NFA”).  The required disclosure that each Fund is making in the applicable Prospectuses of the Fund, dated on or after the date of this SAI, is as follows:

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

On or prior to the date of this SAI, each of the Funds has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice.